FORM OF CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc

EXHIBIT C

AMENDED as of [                    ], 2014

Portfolio Series of the Trust

FUND

WisdomTree Total Dividend Fund

WisdomTree Equity Income Fund

WisdomTree DEFA Fund

WisdomTree DEFA Equity Income Fund

WisdomTree Asia-Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree Global Equity Income Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-US Growth Fund

WisdomTree Dividend ex-Financials Fund

WisdomTree LargeCap Dividend Fund

WisdomTree MidCap Dividend Fund

WisdomTree SmallCap Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Commodity Country Equity Fund

WisdomTree Global Natural Resources Fund

WisdomTree Global ex-US Utilities Fund

WisdomTree Total Earnings Fund

WisdomTree Earnings 500 Fund

WisdomTree MidCap Earnings Fund

WisdomTree SmallCap Earnings Fund

WisdomTree LargeCap Value Fund

WisdomTree Global ex-US Real Estate Fund (formerly, WisdomTree

International Real Estate Fund)

WisdomTree India Earnings Fund

WisdomTree Emerging Markets Equity Income Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Emerging Currency Fund

WisdomTree Euro Debt Fund (formerly, WisdomTree Dreyfus Euro Fund)

FORM OF CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc

EXHIBIT C

AMENDED as of [                    ], 2014

Portfolio Series of the Trust

FUND

WisdomTree Brazilian Real Fund

WisdomTree Chinese Yuan Fund

WisdomTree Indian Rupee Fund

WisdomTree Australia & New Zealand Debt Fund (formerly, WisdomTree Dreyfus New

Zealand Dollar Fund)

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Commodity Currency Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Asia Local Debt

WisdomTree Global Real Return

WisdomTree India Earnings Fund

WisdomTree Emerging Markets Equity Income Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Emerging Currency Fund

WisdomTree Euro Debt Fund (formerly, WisdomTree Dreyfus Euro Fund)

WisdomTree Korea Hedged Equity Fund

WisdomTree Japan Interest Rate Strategy Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund

WisdomTree Japan Hedged Real Estate Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Japan Hedged Tech, Media and Telecom Fund

WisdomTree Japan Hedged Capital Goods Fund

WisdomTree Japan Hedged Health Care Fund

WisdomTree Bloomberg Floating Rate Treasury Fund

WisdomTree Trust	WisdomTree Asset Management, Inc.

Signature	Signature

Jonathan Steinberg	Amit Muni
President	Chief Financial Officer

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